Note 5 - Long-term Debt	12 Months Ended
Dec. 31, 2020
Notes to Financial Statements
Long-term Debt [Text Block]

(5)   Long-term Debt

The following is a summary of long-term debt and lease obligation (in thousands):

	December 31,
	2020	2019
Senior secured second-priority lien notes (maturing December 15, 2021)	$120,569	$120,569
Revolving credit facility (maturing August 16, 2023)(a)	22,500	—
Equipment finance leases (see Footnote 14)	734	1,869
Other debt	905	972
Costs associated with issuances of debt	(977)	(1,951)
Total	143,731	121,459
Current maturities of long-term debt	(143,731)	(2,107)
Long-term debt, net of current maturities	$—	$119,352

(a)   The maturity of the revolving credit facility will accelerate if the Company is unable to repay or extend the maturity of the Existing Second Lien Notes (see detailed discussion below in “Revolving Credit Facility”).

Existing Second Lien Notes

At December 31, 2020, ION Geophysical Corporation’s had $120.6 million in aggregate principal amount outstanding of its 9.125% Senior Secured Second Priority Notes, which mature on December 15, 2021 (the “Existing Second Lien Notes”). The Existing Second Lien Notes are senior secured second-priority obligations guaranteed by the Material U.S. Subsidiaries and the Mexican Subsidiary (each as defined above and herein below, with the reference to the Existing Second Lien Notes, the “Guarantors”). Interest on the Existing Second Lien Notes is payable semiannually in arrears on June 15 and December 15 of each year during their term, except that the interest payment otherwise payable on June 15, 2021 will be payable on December 15, 2021.

The April 2016 indenture governing the Existing Second Lien Notes contains certain covenants that, among other things, limits or prohibits ION Geophysical Corporation’s ability and the ability of its restricted subsidiaries to take certain actions or permit certain conditions to exist during the term of the Existing Second Lien Notes, including among other things, incurring additional indebtedness in excess of permitted indebtedness, creating liens, paying dividends and making other distributions in respect of ION Geophysical Corporation’s capital stock, redeeming ION Geophysical Corporation’s capital stock, making investments or certain other restricted payments, selling certain kinds of assets, entering into transactions with affiliates, and effecting mergers or consolidations. These and other restrictive covenants contained in the Existing Second Lien Notes Indenture are subject to certain exceptions and qualifications. All of ION Geophysical Corporation’s subsidiaries are currently restricted subsidiaries.

At December 31, 2020, the Company was in compliance with all of the covenants under the Existing Second Lien Notes.

On or after December 15, 2019, the Company may, on one or more occasions, redeem all or a part of the Existing Second Lien Notes at the redemption prices set forth below, plus accrued and unpaid interest and special interest, if any, on the Existing Second Lien Notes redeemed during the twelve-month period beginning on December 15th of the years indicated below:

Date	Percentage
2020	103.5%
2021	100.0%

The Company entered into a Restructuring Support Agreement with holders of the Existing Second Lien Notes representing approximately 92% of the aggregate principal amount outstanding under our Existing Second Lien Notes, in connection with the Restructuring Transactions as further discussed in Footnote 1 “Summary of Significant Accounting Policies.”

Revolving Credit Facility

On August 16, 2018, ION and its material U.S. subsidiaries — GX Technology Corporation, ION Exploration Products (U.S.A.), Inc. and I/O Marine Systems, Inc. (the “Material U.S. Subsidiaries”) — along with GX Geoscience Corporation, S. de R.L. de C.V., a limited liability company (Sociedad de Responsibilidad Limitada de Capital Variable) organized under the laws of Mexico, and a subsidiary of the Company (the “Mexican Subsidiary”), (the Material U.S. Subsidiaries and the Mexican Subsidiary are collectively, the “Subsidiary Borrowers”, together with ION Geophysical Corporation are the “Borrowers”) — the financial institutions party thereto, as lenders, and PNC, as agent for the lenders, entered into that certain Third Amendment and Joinder to Revolving Credit and Security Agreement (the “Third Amendment”), amending the Revolving Credit and Security Agreement, dated as of August 22, 2014 (as previously amended by the First Amendment to Revolving Credit and Security Agreement, dated as of August 4, 2015 and the Second Amendment to Revolving Credit and Security Agreement, dated as of April 28, 2016, the “Credit Agreement”). The Credit Agreement, as amended by the First Amendment, the Second Amendment and the Third Amendment is herein called, the “Credit Facility”).

The Credit Facility is available to provide for the Borrowers’ general corporate needs, including working capital requirements, capital expenditures, surety deposits and acquisition financing.

The Credit Facility matures on August 16, 2023 and is subject to the Company’s retirement or extension of the maturity date of the Existing Second Lien Notes. If by September 15, 2021 the Company has not (1) repaid the Existing Second Lien Notes, (2) extended the maturity of the Existing Second Lien Notes to a date not earlier than October 31, 2023, or (3) submitted a written proposal to PNC summarizing its plan to either repay or extend the Existing Second Lien Notes that has been approved by PNC, then the Credit Facility shall immediately become due and payable on such date. If the written proposal is submitted and approved by PNC by September 15, 2021, but if the Company is unable to execute the approved proposal on or before October 31, 2021, the Credit Facility shall immediately become due and payable on such date.

The Company also entered into the PNC Restructuring Support Agreement that will allow the Company, among others, to consummate and implement the Restructuring Transactions and waive any going concern event of default that would otherwise occur under the Company’s Credit Facility.

The maximum interest rate in the Credit Facility is 3% per annum for domestic rate loans and 4% per annum for LIBOR rate loans with a minimum interest rate of 2% for domestic rate loans and 3% for LIBOR rate loans based on a leverage ratio for the preceding four-quarter period. The terms include a minimum excess borrowing availability threshold (excess borrowing availability less than $6.25 million for five consecutive days or $5.0 million on any given day), which (if the Borrowers have minimum excess borrowing availability below any such threshold) triggers the agent’s right to exercise dominion over cash and deposit accounts.

The maximum amount available under the Credit Facility is the lesser of $50.0 million or a monthly borrowing base. The borrowing base under the Credit Facility will increase or decrease monthly using a formula based on certain eligible receivables, eligible inventory and other amounts, including a percentage of the net orderly liquidation value of the Borrowers’ multi-client data library (not to exceed $28.5 million for the multi-client data library component). The borrowing base calculation includes the eligible billed receivables of the Mexican Subsidiary up to a maximum of $5.0 million. At December 31, 2020, there was $22.5 million outstanding indebtedness under the Credit Facility and the undrawn remaining borrowing base capacity was $7.4 million.

The obligations of Borrowers under the Credit Facility are secured by a first-priority security interest in 100% of the stock of the Subsidiary Borrowers and 65% of the equity interest in ION International Holdings L.P. and by substantially all other assets of the Borrowers. However, the first-priority security interest in the other assets of the Mexican Subsidiary is capped to a maximum exposure of $5.0 million.

The Credit Facility contains covenants that, among other things, limit or prohibit the Borrowers, subject to certain exceptions and qualifications, from incurring additional indebtedness in excess of permitted indebtedness (including finance lease obligations), repurchasing equity, paying dividends or distributions, granting or incurring additional liens on the Borrowers’ properties, pledging shares of the Borrowers’ subsidiaries, entering into certain merger transactions, entering into transactions with the Company’s affiliates, making certain sales or other dispositions of the Borrowers’ assets, making certain investments, acquiring other businesses and entering into sale-leaseback transactions with respect to the Borrowers’ property. The Credit Facility contains customary event of default provisions (including a “change of control” event affecting ION Geophysical Corporation), the occurrence of which could lead to an acceleration of the Company’s obligations under the Credit Facility.

The Credit Facility requires that the Borrowers maintain a minimum fixed charge coverage ratio of 1.1 to 1.0 as of the end of each fiscal quarter during the existence of a covenant testing trigger event. The fixed charge coverage ratio is defined as the ratio of (i) ION’s earnings before interest, taxes, depreciation and amortization (“EBITDA”), minus unfunded capital expenditures made during the relevant period, minus distributions (including tax distributions) and dividends made during the relevant period, minus cash taxes paid during the relevant period, to (ii) certain debt payments made during the relevant period. A covenant testing trigger event occurs upon (a) the occurrence and continuance of an event of default under the Credit Facility or (b) by a two-step process based on (i) a minimum excess borrowing availability threshold (excess borrowing availability less than $6.25 million for five consecutive business days or $5.0 million on any given business day), and (ii) the Borrowers’ unencumbered cash maintained in a PNC deposit account is less than the Borrowers’ then outstanding obligations.

At December 31, 2020, the Company was in compliance with all of the covenants under the Credit Facility.